Exhibit 99.1

The Astrata Group
A Leader in Telematics Solutions
Proven Expertise and Market Acceptance
● March 14, 2008

Safe Harbor Statement:
The forward-looking statements made in this presentation and any subsequent Q&A period, including any comments relating to our financial performance, are subject to risks and uncertainties. Astrata’s actual results may differ materially from those currently anticipated due to a number of risk factors, including, but not limited to the competitive nature of the marketplace, the condition of the worldwide economy and other factors as are detailed in the Company's most recent annual report filed on form 10-KSB and such other reports as are and may be filed with the Securities and Exchange Commission.

Corporate Summary
Astrata tracks, monitors and controls
 mobile assets and people worldwide,
covertly and overtly, using proprietary
state-of-the-art technology.

Management
 Anthony Harrison, Executive Chairman, was with Racal Electronics Group Plc., for twenty years in a variety of senior management roles. He sat on the board of the Racal
 Survey Group, London, as Chief Operating Officer. During his varied career, he was actively involved in expanding the SkyFix Differential GPS network, the world’s largest, which allowed the precise positioning of vessels and vehicles throughout the world. Prior to joining the Astrata Group, Mr. Harrison spent three years with The Thales Group as Chief
 Operating Officer of the Thales GeoSolutions Group.
 Martin Euler, Chief Executive Officer, has also served as the Company’ Chief Financial
 Officer and Secretary, which are positions he has held since January 2006, January 2005 and January 2004, respectively. Mr. Euler resigned as Chief Financial Officer as of August
 13th, 2007. He has also been a member of the Board of Directors since august 2004.
 During the three years prior to joining Astrata, Mr. Euler served as a Regional Director and member of the Executive Committee for Thales GeoSoultions with responsibility for the
 Americas Region. From 1998 to 2001, he served in various management capacities with
 Racal Electronics plc. Mr. Euler holds a degree in Accounting and Financial Management from the University of Sheffield England.

About Astrata
❑ Astrata is an international company in the GPS, Telematics, Wireless and Homeland
 Security market.
❑ In-house design - Ownership of intellectual property
❑ Founded: August 2004 - Incorporated: Nevada
❑ 88 Employees
❑ Quoted on the NASDAQ OTC BB - Ticker: ATTG
❑ Shares Outstanding: 28.2 Million Shares
❑ Shares Fully Diluted: 82.9 Million Shares
❑ Cash Conversion to Company: $58.1 Million
❑ Shareholders of Record: 472
❑ Insider Ownership: 27.0%
❑ Avg. Daily Trading Volume (3 mos.): 30,538
❑ 52 week range: $0.35 - $1.65
❑ One of the very few global Telematics Service Providers which designs hardware and software and offers clients a “Total service solution.”
All data as of March 14, 2008

Astrata’s Market Advantages
❑ Global Company
  USA, Europe, South East Asia and Middle East Presence
❑ Turn-key Solution Provider
  IP Ownership, In-House R&D, ASP Service Provider, Onsite Support
❑ Business Models
 Highly affordable, sale-to-full leasing option, all inclusive solutions, full support level
❑ Excellent References
  Government (SCDF, LTA, CISCO etc), MNC (Shell, BP, Exxon, Nestle, Securicor,
  Rentokil, etc), SME’s
❑ Technology
  One of the smallest and most intelligent tracking devices available, covert and secure installation, comprehensive online reports, continuous upgrade path
❑ Complementary Products & Services
  People Tracker, Anti-theft Device, Biometrics, Trailer ID, Scheduling
❑ Full Local / Regional Support
  Mobile Support Teams, Local Software Development, Support Hotline

+24% p.a.
$7 bn
$10 bn
$19 bn
$30 bn
$49 bn
2001
2002
2004
2006
2010

*Including airtime resale revenues

Source: UBS Warburg 2000

Astrata

The Market - Telematics

Astrata - Telematics Revenue Model
❑ Government (Homeland Security)
 ❑ System is sold to client
 ❑ Server based secure Command and Control System plus data is under the exclusive control of customer
 ❑ Client manages, runs and staffs the system
 ❑ Astrata performs maintenance, upgrade / expansion tasks and provides consultancy services after initial sale
❑ Commercial
 ❑ Service based packages over 2, 3 or 5 years
 ❑ Low (or zero) initial cost
 ❑ Web or Server based Command and Control System
 ❑ Data may be hosted by Astrata or Customer
 ❑ Differentiated Service Packages
 ❑ Sensors tailored to clients requirements

Customers
& Applications
High-Value
Hazardous
Materials
GIS Data Acquisition
Survey & Mapping
Homeland Security
Facilities Management
Public Utilities
 Vessels
Agriculture
Heavy Equipment
Logistics &
Transportation

Intelligent
Transportation
Trailer
Identification
Driver
Identification
Mobile Data Terminal
Secure WEB Access
Alert Button
Trailer
Geo-Locking
Customized Reports
Applications of Technology

The world's smallest fleet management and tracking solution

Astrata – Location-based Solutions

Astrata

Sirius-Lite Geo-Location Platform (GLP)

Standard Applications
Operating System
Hardware Platform
Scripting
Engine
User Applications
❑ High Sensitive GPS Technology
❑ Quad Band GSM - SMS/GPRS/CSD
❑ Multi-Tasking Operating System
❑ Scripting Engine for User Applications
❑ Programmable Onboard Intelligence
❑ Fully Configurable “Over The Air”
❑ Digital & Analogue I/O Capability
❑ Bluetooth Compatibility
❑ Voice Capability
❑ OPTIONAL INS Module
Geo-Location Platform
Geo-Location Platform

GLP- 20
New Features Include:
❑ Integrated GSM antenna
❑ CAN Bus
❑ Two-way Voice
❑ Driver ID
❑ Immobilizer
❑ Quick, convert installation

Speaker
GPS Antenna
Reset
On/Off
Type label
(see below)
'unction/
On
Microphone
Charger
COM port
AUX port
Red: Charging
Green: Activity
Status

New
Generation
GLP - 40
People
Tracking Unit

Summary
Summary
RISK EXPOSURE
Application of Technology
 Driver Verification
 Vehicle Off-Route
 Vehicle Accident
 Vehicle Hijacked / Stolen
 Unauthorised Driver
 Driver Behavior
 Cargo Tampering
 Unauthorised Delivery
RF Driver ID, Biometrics
Intelligent GPS Tracking
Impact Sensor, Black Box
GPS Tracking, Immobilisation
Driver ID, Immobilisation
On-Board Driver Profiling
Geo-Locking, RF ID, PIR, etc.
GPS Tracking, Geo-Fencing

Recent Major Orders
 Customer   Sector  Order Value Delivery
Classified Contract  Government    $ 93.6M 1  24 months
Singapore Civil  Government     $ 2.0M 2  12 months
Defense Force
AST / Perseco  Commercial  $ 17.0M   36 months
South West Highways   Commercial  $ 1.0M   24 months
Various Commercial Commercial  $ 3.3M
       ________

 $ 116.9 M 1, 2
1 Optional extensions valued at US$ 43.0M pending
2 Extension valued at US$ 3.0M pending
All data as of March 14, 2008

Classified Contract
Classified $93.5 Million Homeland Security Contract
❑ Unable to disclose location or contract details. However this is what can be stated:
 ➢ Deliveries are on schedule
 ➢ Siemens providing GSM modules as announced
 ➢ Received in excess of $5.4 million of non-refundable cash
 ➢ Contract generates in excess of $20 million net cash excluding extensions
❑ We have delivered to Phase II and are now working in Phase III”.
 ➢ Phase I $  3,750,000
 ➢ Phase II  2,492,000
 ➢ Phase III  2,000,000
 ➢ Phase IV 85,258,000      Deliveries scheduled to commence August 2008 with full delivery over the following twelve months

  Totals: $  93,500,000

Q3 Highlights
● Net Sales    $4.7M
● Operating Loss  ($313k)
● Serving in excess of 400 customers

ASTRATA GROUP INC.
(OTC BB: ATTG)
Martin Euler - Chief Executive Officer
Astrata Group Incorporated
950 South Coast Drive - Suite 265
Costa Mesa, California
92626-1776
E: meuler@astratagroup.com
T: +1 714 641 1512